Fees Summary	Apr. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 1,049.56
Total Transaction Valuation	7,600,000.00
Total Offset Amount	0.00
Net Fee	$ 1,049.56